Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

FirstKey Mortgage, LLC

900 Third Ave

Suite 500

New York, NY 10022

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by FirstKey Mortgage, LLC (the “Company” or “Specified Party”), solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the Underlying Securities (as defined below) included in the Data Tape (as defined below) with respect to the FirstKey Master Funding 2020-ML1 LTD., FKMF 2020-ML1 securitization (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the Underlying Securities (as defined below) included in the Data Tape. The sufficiency of these procedures is solely the responsibility of the Specified Party. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Party has requested that the procedures be performed on the entire population of 432 underlying securities in the Data Tape (as defined below), herein referred to as the “Underlying Securities”, within the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•

The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the Underlying Securities to stated underwriting, standards, criteria or other requirements;

•	The value of such assets; and

•	The compliance of the originator or purchaser of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, the loan agreement or other offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
(iii)	The reasonableness of any of the assumptions provided by the Responsible Party; and

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Party would undertake in consideration of the Transaction.

For purposes of performing these agreed-upon procedures, no exceptions were reported for differences within the tolerances stated in Exhibit 1 of this AUP Report.

We make no representations regarding the methodologies or assumptions provided to us by the Company.

Except as described in this report, we performed no procedures to determine the accuracy or completeness of the information contained in the Data Files.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data attributes to underlying documentation.

•	The phrase “recalculated” refers to a recalculation of one of more data attributes using a prescribed methodology.

•	The phrase “Specified Attributes” refers to the data attributes listed in the table below:

Specified Attributes
Year
CUSIP
Deal
Bond
Original Total Notional Balance
September Factor
Current Coupon
Current CE
September Int Shortfall
Orig Rating Fitch / Morningstar / DBRS / Moody’s / KBRA
Current Rating Fitch / DBRS-Morningstar/ Moody’s / KBRA

The “Data Files” refer to the following files provided to us by the Company or obtained from Bloomberg and Intex (as noted below):

•	2016,2017 Investor Reports.zip, 2018,2020 Investor Reports.zip, and 2019 Investor Reports.zip (the “Investor Report”);

•

2015-2016-2017 PPMs.zip, 2018 PPMs.zip, 2019 PPMs.zip, TPMT 2020-1 Final Private Placement Memorandum (as printed 1-24-20).pdf, TPMT 2020-2 Final Private Placement Memorandum (As Printed 4-27-2020).pdf, TPMT 2020-MH1—Final Private Placement Memorandum (as printed).pdf and TPMT 2020-3 Final Private Placement Memorandum (as printed 7-8-20).pdf (the “Underlying Private Placement Memorandums”);

•	The phrase “Bloomberg” refers to the current rating and current factor obtained from Bloomberg as of October 7, 2020 and October 8, 2020 for the Underlying Securities;

•

The phrase “Intex” refers to the current factor, current coupon, current credit enhancement percentage and cumulative interest shortfall obtained from Intex as of October 8, 2020 for the Underlying Securities; and

•	An electronic data file labeled “FKMF 2020-ML1 collateral v04_values.xlsx” containing the Specified Attributes (the “Data Tape”);

Procedures Performed

For each of the Underlying Securities, using the information, methodology, and assumptions provided by the Company and listed in Exhibit 1, we compared the Specified Attributes, as shown on the Data Tape, with the corresponding information listed in Exhibit 1 (the “Source Files”). We make no representations regarding the information, methodologies or assumptions provided to us by the Company.

For each Specified Attribute, for the purposes of our comparison procedures, we were instructed by the Company to use the tolerances listed in Exhibit 1 as the maximum acceptable difference.

The results of the foregoing procedures indicated that the Specified Attributes set forth in the Data Tape were found to be in agreement with the above mentioned Source File.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit, examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the accuracy of certain attributes of the Underlying Securities included in the Data Tape. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Party, and is not intended to be and should not be used by anyone other than the Specified Party.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and
ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to

Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/PricewaterhouseCoopers LLP

October 9, 2020

Exhibit 1

Specified Attribute	Procedure	Calculation	Source File(s)	Comments	Tolerance
Year	Data Tape to Source File	Obtained from the deal name in the Underlying Private Placement Memorandum	Underlying Private Placement Memorandum	CUSIP was used to identify the Underlying Securities in the Underlying Private Placement Memorandums	n/a

CUSIP	Data Tape to Source File	n/a	Underlying Private Placement Memorandum	The Deal and Bond names were used to identify the Underlying Securities in the Underlying Private Placement Memorandums	n/a

Deal	Data Tape to Source File	n/a	Underlying Private Placement Memorandum	CUSIP was used to identify the Underlying Securities in the Underlying Private Placement Memorandum	n/a

Bond	Data Tape to Source File	n/a	Underlying Private Placement Memorandum	CUSIP was used to identify the Underlying Securities in the Underlying Private Placement Memorandums	n/a

Original Total Notional Balance	Data Tape to Source File	n/a	Underlying Private Placement Memorandum

1. CUSIP was used to identify the Underlying Securities in the Underlying Private Placement Memorandums

2. The aggregate Total Unpaid Principal Balance of the Mortgage Loans (or Contracts, as applicable) as of the Cut-off Date in the Underlying Private Placement Memorandums was used for the Original Notional Balance of the Underlying Securities to the extent not specified in the Underlying Private Placement Memorandum

+/- $1

Specified Attribute	Procedure	Calculation	Source File(s)	Comments	Tolerance
September Factor	Data Tape to Source File

1. Obtain factor from Bloomberg and compare to the Data Tape value, rounded to 9 decimal places.

2. If the factor is unavailable on Bloomberg or if a difference is noted from the comparison, then recalculate the factor by dividing the corresponding Ending Balance by the related Original Balance from the Investor Report, rounded to 10 decimal places, and compare to the Data Tape.

3. If the Ending Balance or Original Balance is unavailable on the Investor Report, or if a difference is noted from the comparison, then obtain the factor from Intex, rounded to the factor prevision provided on the Data Tape, and compare to the Data Tape.

A Discrepancy will only exist if the Attribute differs from the corresponding value in all the Source Files.

Bloomberg, Investor Report and Intex

1. CUSIP was used to identify the Underlying Securities in Bloomberg

2. Decimal places relate to factors expressed in number format and not as a percentage

3. Values for the Specified Attribute were obtained from “Tranche Factor” field in the “Tranche – Info” category of Intex reports

4. Values for the Specified Attribute were obtained from “DES” screens from Bloomberg

n/a

Current Coupon	Data Tape to Source File	Round Source File to precision on Data Tape	Intex	CUSIP was used to identify the Underlying Securities in Intex	n/a

Current CE	Data Tape to Source File	Round Source File to precision on Data Tape	Intex

1. CUSIP was used to identify the Underlying Securities in Intex

2. Values for the Specified Attribute were obtained from “Curr Support (%)” field in the “Tranche – Credit Support” category of Intex reports

n/a

Specified Attribute	Procedure	Calculation	Source File(s)	Comments	Tolerance
September Int Shortfall	Data Tape to Source File	Obtain cumulative interest shortfall for each Underlying Security from Intex. If the value is greater than zero, assign a “Y” flag or if the value is equal to zero, assign a flag of “N” and compare to the Data Tape.	Intex	1. CUSIP was used to identify the Underlying Securities in Intex 2. Values for the Specified Attribute were obtained from “Accum Int Short” field in the “Tranche – Info” category of Intex reports	n/a

Orig Rating Fitch / Morningstar / DBRS /Moody’s / KBRA	Data Tape to Source File	1. Suffixes “+” or “-” for DBRS from the Source File were compared to “(high)” or “(low)” respectively in the Data Tape. 2. Compared without regard to parenthesis.	Underlying Private Placement Memorandum	CUSIP was used to identify the Underlying Securities in the Underlying Private Placement Memorandums	n/a

Current Rating Fitch / DBRS-Morningstar/ Moody’s / KBRA	Data Tape to Source File	1. Compared without regard to “(sf)”, “*”, “*-” and parenthesis. 2. Suffixes “H” or “L” for DBRS-Morningstar from the Source File were compared to “(high)” or “(low)” respectively in the Data Tape.	Bloomberg	1. CUSIP was used to identify the Underlying Securities in Bloomberg 2. Values for the Specified Attribute were obtained from “RCHG” screens from Bloomberg	n/a